UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: January 10, 2012
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 10, 2012, Sun Communities, Inc. (the “Company”) and its operating partnership, Sun Communities Operating Limited Partnership (the “Partnership”), entered into an underwriting agreement with Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriting Agreement”), as representatives of the several underwriters named in Schedule II of the Underwriting Agreement (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters an aggregate of 4,000,000 shares (the “Offered Shares”) of the Company’s common stock (the “Common Stock”) at a price of $33.99125 per share. The Company also granted the Underwriters a 30-day option to purchase up to 600,000 additional shares of Common Stock (the “Option Shares” and, together with the Offered Shares, the “Shares”).

The offering and sale of the Shares have been registered under the Securities Act of 1933, as amended, pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-158623).

            A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On January 10, 2012, the Company issued a press release announcing the terms of the offering of the Shares.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)                      Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement dated January 10, 2012 among Sun Communities, Inc., Sun Communities Operating Limited Partnership, and Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule II thereto

5.1	Opinion of Ober, Kaler, Grimes & Shriver, a Professional Corporation
23.1	Consent of Ober, Kaler, Grimes & Shriver, a Professional Corporation (included in Exhibit 5.1)
99.1	Press Release, dated January 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: January 11, 2012	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement dated January 10, 2012 among Sun Communities, Inc., Sun Communities Operating Limited Partnership, and Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule II thereto

5.1	Opinion of Ober, Kaler, Grimes & Shriver, a Professional Corporation
23.1	Consent of Ober, Kaler, Grimes & Shriver, a Professional Corporation (included in Exhibit 5.1)
99.1	Press Release, dated January 10, 2012